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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) December 8, 1997
                                                 ----------------


                            CASE CREDIT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           33-80775-01                                76-0394710
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     (Commission File Number)             (I.R.S. Employer Identification No.)


   233 Lake Avenue, Racine, Wisconsin                    53403
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(Address of Principal Executive Offices)               (Zip Code)


                                 (414) 636-6011
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     On December 8, 1997, Case Credit Corporation commenced a program for the offer of its Medium-Term Notes, Series A due from 9 months to 30 years from the date of issuance ("Medium-Term Notes") in an aggregate initial offering price of up to $550,000,000. The Medium-Term Notes are part of the aggregate of $700,000,000 in debt securities registered by the Company pursuant to two Registration Statements on Form S-3 filed with the Securities and Exchange Commission ("Commission") (Registration Nos. 33-80775 and 333-35815). A Prospectus Supplement dated December 8, 1997 and a base Prospectus dated October 16, 1997 relating to the Medium-Term Notes has been filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts with varying terms pursuant to an Indenture dated as of October 1, 1997 (the "Indenture") between the Company and The Bank of New York, as Trustee. The Indenture was previously filed with the Commission as an exhibit to the Company's quarterly report on Form 10-Q for the quarterly period ended September 30, 1997.

     The Medium-Term Notes will be distributed pursuant to a Distribution Agreement, dated as of December 8, 1997, among the Company and J.P. Morgan Securities Inc., Chase Securities Inc. and Citicorp Securities, Inc. The Distribution Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium-Term Notes may bear fixed or floating rates of interest and will be issued substantially in the forms attached hereto as Exhibits 4.1 and 4.2, respectively, which forms are incorporated by reference herein. The Bank of New York (the "Calculation Agent") may perform certain services in connection with the issuance of Medium-Term Notes bearing floating rates of interest, if any, pursuant to a Calculation Agency Agreement, dated as of December 8, 1997, between the Company and the Calculation Agent. The Calculation Agency Agreement is attached hereto as Exhibit 4.5 and incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit
  No.        Document Description
-------      --------------------

1     Distribution Agreement, dated as of December 8, 1997, among Case Credit
      Corporation, J.P. Morgan Securities Inc., Chase Securities Inc. and
      Citicorp Securities, Inc.

4.1 Form of Medium-Term Note, Series A (Fixed Rate) due from 9 months to 30 years from date of issue.

                                                                 Form 8-K page 2


4.2 Form of Medium-Term Note, Series A (Floating Rate) due from 9 months to 30 years from date of issue.

4.3   Action of Authorized Officers of Case Credit Corporation, dated December
      8, 1997, establishing the Medium-Term Notes, Series A.

4.4   Officers' Certificate and Company Order of Case Credit Corporation, dated
      December 8, 1997, related to the  Medium-Term Notes, Series A.

4.5   Calculation Agency Agreement, dated as of December 8, 1997, between Case
      Credit Corporation and The Bank of New York.

                                                                 Form 8-K page 3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CASE CREDIT CORPORATION



Dated: December 17, 1997         By:  /s/ ROBERT A. WEGNER
                                     -------------------------------------------
                                     Robert A. Wegner
                                     Vice President and Chief Financial Officer

                                                                 Form 8-K page 4

                               INDEX TO EXHIBITS

Exhibit
  No.       Document Description
--------------------------------------------------------------------------------
1           Distribution Agreement, dated as of December 8, 1997, among Case
            Credit Corporation, J.P. Morgan Securities Inc., Chase Securities
            Inc. and Citicorp Securities, Inc.

4.1         Form of Medium-Term Note, Series A (Fixed Rate) due from 9 months to
            30 years from date of issue.

4.2 Form of Medium-Term Note, Series A (Floating Rate) due from 9 months to 30 years from date of issue.

4.3         Action of Authorized Officers of Case Credit Corporation, dated
            December 8, 1997, establishing the Medium-Term Notes, Series A.

4.4 Officers' Certificate and Company Order of Case Credit Corporation, dated December 8, 1997, related to the Medium-Term Notes, Series A.

4.5         Calculation Agency Agreement, dated as of December 8, 1997, between
            Case Credit Corporation and The Bank of New York.

                                                                 Form 8-K page 5